UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Qnity Electronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42619	33-3002745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road,	Building 735	19805
Wilmington,	Delaware
(Address of principal executive offices)		(Zip Code)
1 (302) 294-4651
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 5.07. Submission of Matters to a Vote of Security Holders.
Qnity Electronics, Inc. (“Qnity,” “we,” or “our”) held its annual meeting of stockholders on May 21, 2026 (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting. For more information about the proposals set forth below, please see our definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026.
1.Our stockholders elected three Class I directors to each serve a two-year term until our 2028 annual meeting of stockholders or until his or her successor has been elected and qualified, based on the following voting results:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Karin De Bondt	141,126,582	1,673,354	216,705	27,628,432
Byron Green	140,877,496	1,906,626	232,519	27,628,432
Jon Kemp	142,101,132	677,805	237,704	27,628,432
2.Our stockholders approved, in an advisory vote, the compensation of our named executive officers, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,385,611	6,156,323	474,707	27,628,432
3.Our stockholders approved, in an advisory vote, the frequency of future advisory votes on named executive officers compensation as every 1 year, based on the following voting results:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
140,248,870	289,836	2,111,361	366,574	27,628,432
Based on the results above, and consistent with the prior recommendation of the Qnity Board of Directors in favor of an annual advisory vote on the compensation of our named executive officers, the Board has determined that future advisory votes on named executive officers compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.
4.Our stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2026, based on the following voting results:

Votes For	Votes Against	Abstentions
169,537,600	810,793	296,680

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNITY ELECTRONICS, INC.

By:	/s/ Peter W. Hennessey
Name:	Peter W. Hennessey
Title:	General Counsel

Date: May 22, 2026
3